iShares®

iShares Trust

Supplement dated October 18, 2007

to the Prospectus dated October 4, 2007

for the iShares S&P California Municipal Bond Fund (the “Prospectus”)

The information in this Supplement updates the information in, and should be read in conjunction with, the Prospectus for the iShares S&P California Municipal Bond Fund.

The following information supplements the information found under the heading “Issuer Risk” on pages 4 and 5:

The Underlying Index includes municipal bonds from issuers that are primarily California state or local governments or agencies. The interest on the municipal bonds included in the Underlying Index is exempt from U.S. federal and California state income taxes and the federal AMT as determined by the Index Provider in accordance with its methodology. The Index Provider relies on the bond issuer’s prospectus disclosure of the opinion from its counsel as to the tax-exempt status of the investment. Similarly, for municipal bonds not represented in the Underlying Index, BGFA will rely on prospectus disclosure of the tax opinion from the bond issuer’s counsel. Neither BGFA nor the Fund guarantees that these opinions are correct, and there is no assurance that the Internal Revenue Service (“IRS”) will agree with bond counsel’s opinion. Issuers or other parties generally enter into covenants requiring continuing compliance with federal tax requirements to preserve the tax-free status of interest payments over the life of the security. If at any time the covenants are not complied with, or if the IRS otherwise determines that the issuer did not comply with relevant tax requirements, interest payments from a security could become federally taxable, possibly retroactively to the date the security was issued. For municipal bonds not included in the Underlying Index, BGFA will generally seek to obtain bonds that pay interest that is exempt from U.S. federal and California income taxes and exempt from the federal AMT. The interest on any money market instruments held by the Fund may be subject to the federal AMT.

If you have any additional questions, please call 1-800-iShares (1-800-474-2737).

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